UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2013

StemGen, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21555	54-1812385
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6462 Little River Turnpike, Suite E, Alexandria, Virginia		22312
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 797-8111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

StemGen, Inc.(“StemGen” or the “Company”) received an infusion of $5,000 in order to continue its operations in the near-term. The Company executed a $5,000 note with ImaginEquity Inc. pursuant to which they advanced the Company $5,000 at a rate of 6% per annum. The Note is attached hereto as exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No. Description

99.1	Note between StemGen, Inc. and ImaginEquity, Inc., dated April 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

StemGen, Inc.

Date: April 10, 2013	By:	/s/ C.W. Gilluly, Ed.D.
Name: C.W. Gilluly, Ed.D.
Title: President, Chief Executive Officer and Chief Financial Officer